       D O D G E & C O X                       D O D G E & C O X
       -----------------                       -----------------
           Stock Fund

       www.dodgeandcox.com                         Stock Fund
 For Fund literature and account                Established 1965
  information, please visit the
         Funds' web site.

        or write or call:

        Dodge & Cox Funds
c/o Boston Financial Data Services
          P.O. Box 8422
      Boston, Massachusetts
            02266-8422
          (800) 621-3979

        Investment Manager
           Dodge & Cox
        One Sansome Street
            35th Floor
    San Francisco, California
            94104-4443
         (415) 981-1710


This report is submitted for the
   general information of the
    shareholders of the Fund.
The report is not authorized for
  distribution to prospective
  investors in the Fund unless
 it is accompanied by a current
           prospectus.

    This report reflects our                  Third Quarter Report
 views, opinions and portfolio                 September 30, 2002
 holdings as of September 30, 2002,
   the end of the reporting
    period. The information
   provided is not a complete
  analysis of every aspect of
 any industry, security or the                         2002
   Fund. The Fund's portfolio
 composition may change depending
on market and economic conditions.
Although historical performance is
  no guarantee of future results,
   these insights may help you                  -----------------
    understand our investment                   -----------------
     management philosophy.                     -----------------

9/02 SF QR Printed on recycled paper

To Our Shareholders
-----------------------------------------------------------------------
The Dodge and Cox Stock Fund had a total return of -15.8% for the third quarter of 2002, compared to a total return of -17.3% for the Standard & Poor's 500 Index (S&P 500). While the Fund's performance when compared to the S&P 500 was favorable, it was the worst quarter for the Stock Fund since the third quarter of 1990, when concerns about the economy and Iraq contributed to a -16.0% return. For the first nine months of 2002, the Fund had a total return of -17.2%, compared to the total return of -28.2% for the S&P 500. At quarter end the Fund had total assets of approximately $11.5 billion and a cash position of 3%.

Loss of principal has always been a risk of investing in equities, and we encourage shareholders to think long term. Today there are a large number of companies that we believe have good long-term prospects for growth and trade at more reasonable valuations. Consequently, we are optimistic about the long-term prospects for the Fund.

As you know from previous quarterly reports, the Stock Fund underperformed the market during the speculative "new economy" period leading up to the market peak in the first quarter of 2000. As the speculative bubble has deflated from March 31, 2000 through September 30, 2002, investors have faced a true bear market. During this period, the total cumulative return for the Stock Fund (including the -15.8% return for the third quarter) was +5.0%, compared to -43.7% for the S&P 500. This outperformance was largely due to the Fund's lower-valuation "value" companies maintaining their value, while the higher-valuation "growth" companies not held by the Fund declined.

Performance Review
Losses were broadly spread during the third quarter of 2002, as returns in every sector of the S&P 500 were negative. After largely avoiding the bear market since March 2000, the Fund has declined with the market in the last four months. The factors that helped the portfolio perform marginally better than the market during the quarter included: 1) good stock selection in the telecommunications sector, where AT&T returned just over 12%, while the telecommunications stocks in the market lost over 26% of their value; and 2) the utilities, energy and financial stocks in the portfolio did not perform quite as poorly as those in the S&P 500.

As could be expected for a period of such broad declines, most of the Fund's individual holdings hurt absolute returns. In addition, the Fund's underweight position in the healthcare sector and stock selection in consumer discretionary (e.g., May Department Stores, down 30%) negatively affected relative performance. Market volatility remains very high. Rather than become unduly distracted by short-term risks, we continue to concentrate on how best to invest your assets for the next three-to-five years.

Strategy
We remain focused on the long-term fundamentals for each company and attempt to understand the range of sales, earnings and cash flow that might be generated several years from now. Our research is the product of many hours of work-- scrutinizing financial statements, and questioning management, competitors, suppliers and customers in order to ascertain the risks and opportunities of investing in a company. We compare our own estimate for the longer-term outlook to the implicit forecast of all investors imbedded in the current price of the stock. As prices have declined--and recent stock declines have been dramatic-- we have an ever-changing list of investment alternatives. The very high valuations and expectations for "growth" companies have come down, and Dodge & Cox has begun to purchase a number of companies either not held before, or not held for many years.

The following examples illustrate three companies that we believe are attractive long-term investments. Please note that we discuss each of these examples to illustrate our investment approach, not because we believe they are more attractive than the other investments in the Fund.

Over the past year we have established a position in McDonald's Corp., the largest fast food company in the world with over 30,700 stores. The company's valuation has declined as its sales growth has flattened and earnings have been disappointing. Future growth should come from outside the U.S., where McDonald's gets over half of its sales today. As the global economy expands, McDonald's appears well positioned to sell breakfast, lunch and dinner to the population outside the U.S. with increasing discretionary income. Tough competition in the U.S. and a cyclical downturn are making management focus on improving its service and menu in order to attract more customers. In our judgment, each of these factors, coupled with its significant free cash flow and reasonable share price, make McDonald's an attractive long-term investment.

We have increased the Fund's position in News Corp. this year. The company is a global leader in media and entertainment, including television broadcasting (e.g., Fox Network and local stations), newspaper and book publishing, cable program networks (e.g., Fox News and regional sports channels) and film/TV production and distribution. News Corp. is an Australian company, but derives about 75% of its consolidated revenue and

1 / Dodge & Cox Stock Fund

--------------------------------------------------------------------------------

profit from the U.S. We first purchased a position in News Corp. in late 1997. By early 2000, the stock had appreciated significantly to about three times our initial purchase price. We reduced the position in the Fund, but continued to believe that the stock was attractive on a long-term basis. Over the past two years, the stock has dropped sharply to a level that is back to our original purchase price. When one adjusts News Corp.'s valuation for its 37% stake in Britain's dominant satellite TV provider (British Sky Broadcasting), the company's core operations appear to be significantly undervalued. We remain confident that the company has strong growth potential, both in the U.S. and media markets abroad.

A third company in which we increased the Fund's investment during the quarter is Corning, Inc., a supplier of optical fiber and cable to the telecommunications industry. We owned Corning in the Stock Fund during the 1990s, but sold it well before its high at the end of the technology bubble. Recently we began buying Corning again, a somewhat different company, at a much lower valuation. We are aware of the cyclical nature of capital spending in the telecommunication business and the current glut of optical fiber. However, we believe that there will be an increase in the demand for Corning's telecommunication products within our three-to-five year investment horizon. In the near term, Corning manufactures and sells a diversified portfolio of products, such as computer screen/video glass, that we believe will sustain the company's profitability during this difficult capital spending drought in telecommunications.

These three companies are representative of the many companies in which we are investing with a view to the future in the consumer, media and technology sectors. Much of the political and economic concerns appear to be discounted in the current level of equity valuations. We acknowledge the short-term challenges, but remain focused on the longer-term opportunities.

As always, we appreciate the confidence you have placed in us as a shareholder of the Stock Fund and welcome your questions and comments.

For the Board of Trustees,

/s/  Harry R. Hagey                       /s/ John A. Gunn
------------------------                  -----------------------
Harry R. Hagey, Chairman                  John A. Gunn, President

October 31, 2002

Ten Years of Investment Performance
-------------------------------------------------------------------------------
through September 30, 2002

                       [PERFORMANCE GRAPH APPEARS HERE]

                                  10 years           10 years
                                 Stock Fund          S & P 500
                                 ----------          ---------
                     Sep-92        $10,000            $10,000
                     Sep-93        $12,495            $11,534
                     Sep-94        $13,035            $11,543
                     Sep-95        $16,454            $15,143
                     Sep-96        $19,777            $18,287
                     Sep-97        $28,072            $25,678
                     Sep-98        $25,727            $28,003
                     Sep-99        $32,546            $35,786
                     Sep-00        $36,477            $40,544
                     Sep-01        $39,612            $29,760
                     Sep-02        $36,873            $23,673

-- Dodge & Cox Stock Fund $36,873
-- S&P 500 $23,673

Average annual total return for periods ended September 30, 2002

                                   1 Year    5 Years    10 Years    20 Years
----------------------------------------------------------------------------
Dodge & Cox Stock Fund              -6.92%      5.61%      13.94%      15.65%
S&P 500                            -20.46      -1.62        9.00       13.20
----------------------------------------------------------------------------

The Fund's total returns include the reinvestment of dividend and capital gain distributions, but have not been adjusted for any income taxes payable by shareholders on these distributions. The Standard & Poor's 500 (S&P 500) is a broad-based unmanaged measure of common stocks. Index returns include dividends and/or interest income and, unlike Fund returns, do not reflect fees or ex-penses. Past performance does not guarantee future results. Investment return and share price will fluctuate with market conditions, and investors may have a gain or loss when shares are sold.

Standard & Poor's, Standard & Poor's 500, and S&P 500(R) are trademarks of The McGraw-Hill Companies, Inc.

                                                      Dodge & Cox Stock Fund / 2

Fund Information                                             September 30, 2002
-------------------------------------------------------------------------------

General Information
-------------------------------------------------------------------------------
Net Asset Value Per Share                                                $82.19
Total Net Assets (millions)                                             $11,532
30-Day SEC Yield/1/                                                       2.00%
2001 Expense Ratio                                                        0.54%
2001 Portfolio Turnover                                                     10%
Fund Inception Date                                                        1965

Investment Manager: Dodge & Cox, San Francisco. Managed by the Investment Policy Committee, whose ten members' average tenure at Dodge & Cox is 21 years.

Stock Characteristics                                       Fund        S&P 500
-------------------------------------------------------------------------------
Number of Stocks                                              83            500
Median Market Capitalization (billions)                       $8             $6
Weighted-Average Market Cap.(billions)                       $17            $71
Price-to-Earnings Ratio/2/                                   14x            18x
Price-to-Book Value                                         1.5x           2.6x
Foreign Stocks/3/ (% of Fund)                              11.9%           0.0%

Ten Largest Holdings
-------------------------------------------------------------------------------
AT&T                                                                        4.5%
Bank One                                                                    3.0
Dow Chemical                                                                2.9
Golden West Financial                                                       2.7
Schering-Plough                                                             2.6
FedEx                                                                       2.5
ConocoPhillips                                                              2.3
Occidental Petroleum                                                        2.2
News Corp. Ltd. Pref. Ord. ADR                                              2.1
Hewlett-Packard                                                             2.1

Asset Allocation
-------------------------------------------------------------------------------
                           [PIE CHART APPEARS HERE]
Stocks:                                                                   96.9%
Cash Equivalents:                                                          3.1%

Sector Diversification                                      Fund        S&P 500
-------------------------------------------------------------------------------
Financials                                                  20.3%          20.8%
Consumer Discretionary                                      16.0           13.8
Materials                                                   12.1            2.7
Energy                                                      11.4            6.2
Industrials                                                 10.4           11.4
Information Technology                                       8.1           12.7
Health Care                                                  7.8           15.5
Telecommunication Services                                   4.8            3.7
Utilities                                                    3.8            2.9
Consumer Staples                                             2.2           10.3


/1/ SEC Yield is an annualization of the Fund's total net investment income per share for the 30-day period ended on the last day of the month.
/2/ The Fund's Price-to-earnings (P/E) ratio is calculated using Dodge & Cox's estimated forward earnings and excludes extraordinary items. The S&P 500's P/E is calculated by Standard & Poor's and uses an aggregated estimate of forward earnings.
/3/ All U.S. dollar-denominated.

3 / Dodge & Cox Stock Fund

Portfolio of Investments                                     September 30, 2002
-------------------------------------------------------------------------------
                                                                      % of Fund

COMMON STOCKS:                                                             94.8%

FINANCIALS:                                                                20.3%
BANKS:                                                                      8.4%
 Bank One Corp. ..........................................................  3.0
 Golden West Financial Corp. .............................................  2.7
 Wachovia Corp. ..........................................................  1.9
 Wells Fargo & Co. .......................................................  0.8

INSURANCE:                                                                  6.7%
 Loews Corp. .............................................................  1.9
 St. Paul Companies, Inc. ................................................  1.5
 Torchmark Corp. .........................................................  1.4
 UNUMProvident Corp. .....................................................  1.0
 Chubb Corp. .............................................................  0.5
 MBIA, Inc. ..............................................................  0.4

REAL ESTATE:                                                                2.9%
 Equity Office Properties Trust...........................................  1.8
 Equity Residential Properties Trust......................................  1.1

DIVERSIFIED FINANCIALS:                                                     2.3%
 CIT Group, Inc. /(a)/....................................................  1.5
 Capital One Financial Corp. .............................................  0.8

CONSUMER DISCRETIONARY:                                                    13.9%
CONSUMER DURABLES & APPAREL:                                                5.3%
 Whirlpool Corp. .........................................................  1.3
 Eastman Kodak Co. .......................................................  1.2
 Matsushita Electric Industrial Co., Ltd. ADR /(b)/ (Japan)...............  1.1
 Sony Corp. ADR /(b)/ (Japan).............................................  1.0
 VF Corp. ................................................................  0.7

RETAILING:                                                                  3.8%
 May Department Stores Co. ...............................................  1.7
 Nordstrom, Inc. .........................................................  0.9
 Gap, Inc. ...............................................................  0.8
 Dillard's, Inc. Class A..................................................  0.4

AUTOMOBILES & COMPONENTS:                                                   2.6%
 Delphi Automotive Systems Corp. .........................................  1.1
 Fiat SPA ADR /(b)/ (Italy)...............................................  1.0
 Ford Motor Co. ..........................................................  0.5

HOTELS, RESTAURANTS & LEISURE:                                              2.2%
 McDonald's Corp. ........................................................  1.1
 Six Continents PLC ADR /(b)/ (United Kingdom)............................  1.1

MATERIALS:                                                                 12.1%
CHEMICALS:                                                                  8.2%
 Dow Chemical Co. ........................................................  2.9
 Akzo Nobel N.V. ADR /(b)/ (Netherlands)..................................  1.4
 Rohm and Haas Co. .......................................................  1.1
 Eastman Chemical Co. ....................................................  0.8
 NOVA Chemicals Corp. /(b)/ (Canada)......................................  0.6
 Engelhard Corp. .........................................................  0.6

                                                                      % of Fund
 Syngenta A.G. ADR /(b)/ (Switzerland)....................................  0.5
 Lubrizol Corp. ..........................................................  0.2
 Monsanto Co. ............................................................  0.1

METALS AND MINING:                                                          2.7%
 Rio Tinto PLC ADR /(b)/ (United Kingdom).................................  1.8
 Alcoa, Inc. .............................................................  0.9

PAPER AND FOREST PRODUCTS:                                                  1.2%
 International Paper Co. .................................................  0.8
 Boise Cascade Corp. .....................................................  0.4

ENERGY:                                                                    11.4%
 ConocoPhillips...........................................................  2.3
 Occidental Petroleum Corp. ..............................................  2.2
 Unocal Corp. ............................................................  2.0
 ChevronTexaco Corp. .....................................................  1.9
 Amerada Hess Corp. ......................................................  1.8
 Baker Hughes, Inc. ......................................................  1.2

INDUSTRIALS:                                                               10.4%
TRANSPORTATION:                                                             4.5%
 FedEx Corp. .............................................................  2.5
 Union Pacific Corp. .....................................................  1.9
 Canadian Pacific Railway Co. /(b)/ (Canada)..............................  0.1

CAPITAL GOODS:                                                              4.2%
 Genuine Parts Co. .......................................................  1.8
 Caterpillar, Inc. .......................................................  0.8
 Fluor Corp. .............................................................  0.8
 Masco Corp. .............................................................  0.8
 Unova, Inc. /(a,c)/......................................................  0.0

COMMERCIAL SERVICES & SUPPLIES:                                             1.7%
 R.R. Donnelley & Sons Co. ...............................................  1.0
 Pitney Bowes, Inc. ......................................................  0.7

INFORMATION TECHNOLOGY:                                                     8.1%
TECHNOLOGY HARDWARE & EQUIPMENT:                                            6.8%
 Hewlett-Packard Co. .....................................................  2.1
 Xerox Corp. /(a)/........................................................  1.6
 Thermo Electron Corp. /(a)/..............................................  1.0
 NCR Corp. /(a)/..........................................................  0.8
 Corning, Inc. /(a)/......................................................  0.6
 Storage Technology Corp. /(a)/...........................................  0.5
 Avaya, Inc. /(a)/........................................................  0.2

SOFTWARE & SERVICES:                                                        1.3%
 Computer Sciences Corp. /(a)/............................................  0.8
 Compuware Corp. /(a)/....................................................  0.5

HEALTH CARE:                                                                7.8%
PHARMACEUTICALS & BIOTECHNOLOGY:                                            4.7%
 Schering-Plough Corp. ...................................................  2.6
 Pharmacia Corp. .........................................................  1.4
 Bristol-Myers Squibb Co. ................................................  0.7

                                                      Dodge & Cox Stock Fund / 4

Portfolio of Investments                                    September 30, 2002
------------------------------------------------------------------------------
                                                                     % of Fund
COMMON STOCKS (continued)

HEALTH CARE EQUIPMENT & SERVICES:                                          3.1%
 HCA-The Healthcare Company.............................................   1.0
 Becton, Dickinson & Co. ...............................................   0.8
 WellPoint Health Networks, Inc. /(a)/..................................   0.8
 Bausch & Lomb, Inc. ...................................................   0.5

TELECOMMUNICATION SERVICES:                                                4.8%
 AT&T Corp. ............................................................   4.5
 AT&T Wireless Services, Inc. ..........................................   0.3

UTILITIES:                                                                 3.8%
 American Electric Power Co., Inc. .....................................   1.1
 TXU Corp. .............................................................   1.1
 Ameren Corp. ..........................................................   1.0
 Wisconsin Energy Corp. ................................................   0.4
 Scottish Power PLC ADR /(b)/ (United Kingdom)..........................   0.2

CONSUMER STAPLES:                                                          2.2%
FOOD, BEVERAGE AND TOBACCO:                                                2.2%
 Archer Daniels Midland Co. ............................................   1.2
 Unilever N.V. ADR /(b)/ (Netherlands)..................................   1.0

PREFERRED STOCKS:                                                          2.1%

CONSUMER DISCRETIONARY:                                                    2.1%
MEDIA:                                                                     2.1%
 News Corp. Ltd., Limited Voting
  Ordinary Shares ADR /(b)/ (Australia).................................   2.1

CASH EQUIVALENTS:                                                          3.3%

OTHER ASSETS LESS LIABILITIES:                                            (0.2)%

TOTAL NET ASSETS:                                                        100.0%

/(a)/  Non-income producing
/(b)/  Securities denominated in U.S. Dollars
/(c)/  Rounds to 0.0%

The financial information has been taken from the records of the Fund and has not been audited by our independent accountants who do not express an opinion thereon. The financial statements of the Fund will be subject to audit by our independent accountants as of the close of the calendar year.

5 / Dodge & Cox Stock Fund

                       THIS PAGE INTENTIONALLY LEFT BLANK

                                                      Dodge & Cox Stock Fund / 6

Officers and Trustees
-----------------------------------------------------------------------

Harry R. Hagey, Chairman & Trustee
Chairman & CEO, Dodge & Cox

John A. Gunn, President & Trustee
President, Dodge & Cox

A. Horton Shapiro, Executive Vice President & Trustee
Senior Vice President, Dodge & Cox

Dana M. Emery, Vice President & Trustee
Senior Vice President, Dodge & Cox

William F. Ausfahl, Trustee
Former CFO and member of Board of Directors, The Clorox Company

L. Dale Crandall, Trustee
Former President, Kaiser Foundation Health Plan and Hospitals

Max Gutierrez, Jr., Trustee
Partner, Brobeck, Phleger & Harrison, Attorneys

Thomas A. Larsen, Trustee
Director, Howard, Rice, Nemerovski, Canady, Falk & Rabkin

Will C. Wood, Trustee
Principal, Kentwood Associates, Financial Advisers

Katherine Herrick Drake, Vice President
Vice President, Dodge & Cox

Kenneth E. Olivier, Vice President
Executive Vice President, Dodge & Cox

John M. Loll, Treasurer & Asst. Secretary
Vice President & Treasurer, Dodge & Cox

Thomas M. Mistele, Secretary & Asst. Treasurer
Vice President, Secretary & General Counsel, Dodge & Cox

          D O D G E & C O X                     D O D G E & C O X
          -----------------                     -----------------
            Balanced Fund

       www.dodgeandcox.com                         Balanced Fund
 For Fund literature and account                  Established 1931
  information, please visit the
         Funds' web site.

        or write or call:

        Dodge & Cox Funds
c/o Boston Financial Data Services
          P.O. Box 8422
      Boston, Massachusetts
            02266-8422
          (800) 621-3979

        Investment Manager
           Dodge & Cox
        One Sansome Street
            35th Floor
    San Francisco, California
            94104-4443
          (415) 981-1710

 This report is submitted for the
    general information of the
     shareholders of the Fund.
 The report is not authorized for
   distribution to prospective
   investors in the Fund unless
  it is accompanied by a current
            prospectus.

     This report reflects our
   views, opinions and portfolio
 holdings as of September 30, 2002,
     the end of the reporting
      period. The information
     provided is not a complete
    analysis of every aspect of
   any industry, security or the
     Fund. The Fund's portfolio                 Third Quarter Report
  composition may change depending              September 30, 2002
 on market and economic conditions.
 Although historical performance is                    2002
   no guarantee of future results,
    these insights may help you                   --------------
     understand our investment                    --------------
       management philosophy.                     --------------

9/02 BF QR Printed on recycled paper

To Our Shareholders
--------------------------------------------------------------------------------

The Dodge & Cox Balanced Fund had a total return of -8.9% for the third quarter of 2002, which matched the return of the Combined Index/1/. It was the worst quarter for the Balanced Fund since the third quarter of 1990, when concerns about the economy and Iraq contributed to a -9.3% return. For the first nine months of 2002, the Fund had a total return of -8.7%, compared to the total return of -14.8% for the Combined Index. The Fund's weak equity performance has been tempered somewhat by strong returns in the fixed-income portfolio, which has returned over 8% year-to-date. As of September 30, 2002, the Fund's total net assets of $7.1 billion were invested in 62.8% stocks, 32.5% fixed-income securities and 4.7% cash equivalents.

Performance Review
After largely avoiding the bear market since March 2000, the Balanced Fund's diversified equity portfolio has declined with the market in the last four months. Losses were broadly spread during the third quarter of 2002, as returns in every sector of the S&P 500 were negative. While the equity portfolio lost over 15% of its value during the quarter, it did slightly outperform the S&P 500. The factors that contributed to this relative outperformance included: 1) good stock selection in the telecommunications sector, where AT&T returned just over 12%, while the telecommunication stocks in the market lost over 26% of their value; and 2) the utilities, energy and financial stocks in the portfolio did not perform quite as poorly as those in the S&P 500. As could be expected for a period of such broad declines, most of the equity portfolio's individual holdings hurt absolute returns. In addition, the portfolio's underweight position in the healthcare sector and stock selection in consumer discretionary (e.g., May Department Stores, down 30%) hurt relative performance. Market volatility remains very high. Rather than become unduly distracted by short-term risks, we concentrate on how best to invest your assets for the next three-to-five years.

In the fixed-income market investor uncertainty was fed by prolonged equity market weakness, corporate accounting irregularities and management improprieties, and the potential for military action against Iraq. With this backdrop, the relative performance of the corporate bond sector suffered as corporate securities failed to keep pace with the gains in Treasury securities, which are perceived as being a "safe haven." The mortgage-backed sector, plagued by record levels of refinancing due to the lowest mortgage rates in a generation, moderately underperformed short-maturity U.S. Treasuries. In this environment the fixed-income portfolio modestly underperformed the benchmark, LBAG, which returned 4.6% in the third quarter.
Specifically: 1) the portfolio's overweight position in corporate securities had a negative effect on relative performance in the third quarter, as yield premiums on corporate bonds widened relative to U.S. Treasuries; 2) the portfolio's slight overweight position in mortgage-backed securities was a modest hindrance to relative performance; 3) the portfolio's slightly shorter duration/2/ compared to the LBAG contributed to the quarter's underperformance as interest rates fell; and on the positive side 4) the portfolio's position in 10-year U.S. Treasury Inflation Protected Securities (TIPS) offset some of the underperformance in other sectors.

Equity Portfolio Strategy
With regard to the equity portfolio, we remain focused on the long-term fundamentals for each company and attempt to understand the range of sales, earnings and cash flow that might be generated several years from now. Our research is the product of many hours of work--scrutinizing financial statements, and questioning management, competitors, suppliers and customers in order to ascertain the risks and opportunities of investing in a company. We compare our own estimate for the longer-term outlook to the implicit forecast of all investors imbedded in the current price of the stock. As prices have declined--and recent stock declines have been dramatic--we have an ever-changing list of investment alternatives. The very high valuations and expectations for "growth" companies have come down, and Dodge & Cox has begun to purchase a number of companies either not held before, or not held for many years.

McDonald's is an example of a company that we believe is an attractive long-term investment. Please note that we discuss McDonald's to illustrate our investment approach, not because we believe it is more attractive than the other investments in the Fund. McDonald's is the largest fast food company in the world with over 30,700 stores. The company's valuation has declined as its sales growth has flattened and earnings have been disappointing. Future growth should come from outside the U.S., where McDonald's gets over half of its sales today. As the global economy expands, McDonald's appears well positioned to sell breakfast, lunch and dinner to the population outside the U.S. with increasing discretionary income. Tough competition in the U.S. and a cyclical downturn are making management focus on improving its service and menu in order to attract more customers. In our judgment, each of these factors, coupled with its significant free cash flow and reasonable share price, make McDonald's an attractive long-term investment.

Fixed-Income Strategy
Credit concerns continue to put pressure on corporate bonds. Yields (and consequently prices) have been extremely volatile as investors, still nervous after highly publicized corporate failures, reports of accounting irregularities (plus outright fraud), and mixed signals from economic data, reacted strongly to the slightest negative news. This general skepticism toward the corporate sector, combined with a raft of downgrades from the Rating Agencies and severe distress in several industries (telecom, media, autos, and merchant energy), has contributed to near-record yield premiums for the corporate sector as a whole.

Mortgage-backed securities (MBS) have also been under pressure. As interest rates fell this year, the duration of the Lehman MBS Index shortened considerably (from 3.1 to 0.91 years), an indication that

1 / Dodge & Cox Balanced Fund

--------------------------------------------------------------------------------

investors expected more homeowners to pay off their mortgages early via refinancing. Changing prepayment expectations are reflected in the way the prices of mortgage-backed securities behave--usually to investors' detriment. In the case of falling interest rates, the mortgage cash flows that investors purchase are adjusted to show that they are closer to occurring (hence the shorter duration), so the ability of an MBS price to rise significantly above $100 for every $100 of principal is usually limited. Mortgages, as a result, generated lower price returns compared to non-callable alternatives.

Challenging times such as these underscore the importance of research--the foundation on which our approach to investing is based. To build the potential for attractive long-term total returns, we focus on individual security selection based on fundamental research. For corporate issuers, this involves meeting with company management, suppliers and competitors, and conducting our own independent financial analysis. With mortgages, it means seeking collateral types and structural features that lend themselves to more stable cash flows and less volatile durations.

In Closing
As prices have come down significantly in the equity market, and while interest rates have continued to decline and drive strong fixed-income returns, we look to the long-term. Much of the political and economic concerns appear to be discounted in the current level of equity valuations. Consequently, we are optimistic about the long-term prospects for the equity portfolio and have incrementally increased the Fund's equity weighting. At the same time we continue to find attractive investment opportunities in the fixed-income market in the wake of market reaction that, in our opinion, has frequently been indiscriminate. Fundamental research will remain the tool that guides individual security selection for the Fund. We continue our efforts to build a diversified portfolio of equity and fixed-income securities with the potential to provide attractive long-term returns. We acknowledge the short-term challenges, but remain focused on the longer-term opportunities.

As always, we appreciate the confidence you have placed in us as a shareholder of the Balanced Fund, and welcome your questions and comments.

For the Board of Trustees,

/s/ Harry R. Hagey
------------------------
Harry R. Hagey, Chairman

October 31, 2002


Ten Years of Investment Performance
--------------------------------------------------------------------------------

through September 30, 2002 (in thousands)

                       [PERFORMANCE GRAPH APPEARS HERE]
                         10 years       10 years    10 years   10 years
                       Balanced Fund     S&P 500    Combined     LBAG
                       -------------    ---------   --------   --------
            Oct-92        10,000         10,000      10,000     10,000
            Sep-93        11,967         11,534      11,338     11,040
            Sep-94        12,138         11,543      11,174     10,611
            Sep-95        14,869         15,143      13,958     12,299
            Sep-96        16,892         18,287      15,864     12,733
            Sep-97        21,800         25,678      20,231     13,976
            Sep-98        21,474         28,003      22,383     15,583
            Sep-99        24,935         35,786      25,959     15,524
            Sep-00        27,492         40,544      28,831     16,607
            Sep-01        30,551         29,760      25,291     18,759
            Sep-02        30,190         23,673      22,932     20,374

-- Dodge & Cox Balanced Fund $30,190
-- S&P 500 $23,673
-- Combined Index $22,932
-- LBAG $20,374

Average annual total return for periods ended September 30, 2002

                                1 Year      5 Years      10 Years      20 Years
--------------------------------------------------------------------------------
Dodge & Cox Balanced Fund       -1.17%       6.73%        11.68%        13.48%
Combined Index                  -9.33        2.54          8.65         12.21
S&P 500                        -20.46       -1.62          9.00         13.20
Lehman Brothers Aggregate Bond
 Index (LBAG)                    8.60        7.83          7.37          9.95
--------------------------------------------------------------------------------

The Fund's total returns include the reinvestment of dividend and capital gain distributions, but have not been adjusted for any income taxes payable by shareholders on these distributions. Index returns include dividends and/or in-terest income and, unlike Fund returns, do not reflect fees or expenses. Past performance does not guarantee future results. Investment return and share price will fluctuate with market conditions, and investors may have a gain or loss when shares are sold.

Lehman Brothers(R) is a trademark of Lehman Brothers, Inc.; Standard & Poor's, Standard & Poor's 500, and S&P 500(R) are trademarks of The McGraw-Hill Companies, Inc.

--------------------------------------------------------------------------------
/1/ The Combined Index reflects an unmanaged portfolio of 60% of the Standard & Poor's 500 Index (S&P 500), which is an unmanaged index of common stock prices, and 40% of the Lehman Brothers Aggregate Bond Index (LBAG), which is an unmanaged index of investment-grade fixed-income securities. The Balanced Fund may, however, invest up to 75% of its total assets in stocks.
/2/  Duration is a measure of a bond's price sensitivity to interest rates.
/3/ The Fund's yield and share price are not guaranteed and may vary with market conditions.
                                                   Dodge & Cox Balanced Fund / 2

Fund Information                                              September 30, 2002
--------------------------------------------------------------------------------

General Information
--------------------------------------------------------------------------------
Net Asset Value Per Share                                                $58.32
Total Net Assets (millions)                                              $7,105
30-Day SEC Yield/1/                                                        3.14%
2001 Expense Ratio                                                         0.53%
2001 Portfolio Turnover                                                      21%
Fund Inception Date                                                        1931

Investment Manager: Dodge & Cox, San Francisco. Managed by the Investment Policy Committee, whose ten members' average tenure at Dodge & Cox is 21 years, and by the Fixed-Income Strategy Committee, whose eleven members' average tenure is 13 years.

Asset Allocation
--------------------------------------------------------------------------------
                           [PIE CHART APPEARS HERE]

Stocks:                                                                    62.8%
Fixed-Income Securities:                                                   32.5%
Cash Equivalents:                                                           4.7%

Stock Portfolio (62.8% of Fund)
--------------------------------------------------------------------------------
Number of Stocks                                                              83
Median Market Capitalization                                          $8 billion
Price-to-Earnings Ratio/2/                                                   14x
Price-to-Book Value                                                         1.5x
Foreign Stocks/3/ (% of Fund)                                               7.9%

Five Largest Sectors                                                   % of Fund
--------------------------------------------------------------------------------
Financials                                                                  12.9
Consumer Discretionary                                                      10.6
Materials                                                                    8.0
Energy                                                                       7.3
Industrials                                                                  6.8

Ten Largest Stock Holdings                                             % of Fund
--------------------------------------------------------------------------------
AT&T                                                                         2.8
Bank One                                                                     1.9
Dow Chemical                                                                 1.8
Golden West Financial                                                        1.7
Schering-Plough                                                              1.7
FedEx                                                                        1.6
ConocoPhillips                                                               1.4
News Corp. Ltd., Pref. ADR                                                   1.4
Occidental Petroleum                                                         1.4
Hewlett-Packard                                                              1.3

Fixed-Income Portfolio (32.5% of Fund)
--------------------------------------------------------------------------------
Number of Fixed-Income Securities                                            143
Average Quality                                                              AA-
Average Maturity                                                       8.2 years
Effective Duration                                                     3.9 years

Credit Quality Ratings                                                 % of Fund
--------------------------------------------------------------------------------
U.S. Government & Government Agencies                                       17.7
Aaa/AAA                                                                      0.5
Aa/AA                                                                        0.0
A/A                                                                          4.4
Baa/BBB                                                                      7.9
Ba/BB                                                                        1.3
B/B                                                                          0.7

Sector Breakdown                                                       % of Fund
--------------------------------------------------------------------------------
U.S. Treasury and Government Agency                                          3.9
Federal Agency CMO and REMIC/4/                                              4.2
Federal Agency Mortgage Pass-Through                                         9.5
Asset-Backed                                                                 0.3
Corporate                                                                   14.3
International Agency/3/                                                      0.3

/1/ SEC Yield is an annualization of the Fund's total net investment income per share for the 30-day period ended on the last day of the month.
/2/ The Fund's price-to-earnings (P/E) ratio is calculated using Dodge & Cox's estimated forward earnings and excludes extraordinary items.
/3/  All U.S. dollar-denominated.
/4/ Collateralized Mortgage Obligation and Real Estate Mortgage Investment Conduit.

3 / Dodge & Cox Balanced Fund

Portfolio of Investments                                      September 30, 2002
--------------------------------------------------------------------------------

                                                                       % of Fund
COMMON STOCKS:                                                             61.4%

FINANCIALS:                                                                12.9%
BANKS:                                                                      5.4%
 Bank One Corp. ..........................................................  1.9
 Golden West Financial Corp. .............................................  1.7
 Wachovia Corp. ..........................................................  1.2
 Wells Fargo & Co. .......................................................  0.6

INSURANCE:                                                                  4.2%
 Loews Corp. .............................................................  1.2
 St. Paul Companies, Inc. ................................................  1.0
 Torchmark Corp. .........................................................  0.8
 UNUMProvident Corp. .....................................................  0.6
 Chubb Corp. .............................................................  0.3
 MBIA, Inc. ..............................................................  0.3

REAL ESTATE:                                                                1.8%
 Equity Office Properties Trust...........................................  1.1
 Equity Residential Properties Trust......................................  0.7

DIVERSIFIED FINANCIALS:                                                     1.5%
 CIT Group, Inc. /(a)/ ...................................................  1.0
 Capital One Financial Corp. .............................................  0.5

CONSUMER DISCRETIONARY:                                                     9.2%
CONSUMER DURABLES & APPAREL:                                                3.5%
 Whirlpool Corp. .........................................................  0.9
 Eastman Kodak Co. .......................................................  0.7
 Sony Corp. ADR /(b)/ (Japan).............................................  0.7
 Matsushita Electric Industrial Co., Ltd. ADR /(b)/ (Japan)...............  0.7
 VF Corp. ................................................................  0.5

RETAILING:                                                                  2.6%
 May Department Stores Co. ...............................................  1.1
 Nordstrom, Inc. .........................................................  0.6
 Gap, Inc. ...............................................................  0.5
 Dillard's, Inc. Class A..................................................  0.4

AUTOMOBILES & COMPONENTS:                                                   1.7%
 Delphi Automotive Systems Corp. .........................................  0.7
 Fiat SPA ADR /(b)/ (Italy)...............................................  0.7
 Ford Motor Co. ..........................................................  0.3

HOTELS, RESTAURANTS & LEISURE:                                              1.4%
 McDonald's Corp. ........................................................  0.7
 Six Continents PLC ADR /(b)/ (United Kingdom)............................  0.7

MATERIALS:                                                                  8.0%
CHEMICALS:                                                                  5.2%
 Dow Chemical Co. ........................................................  1.8
 Akzo Nobel N.V. ADR /(b)/ (Netherlands)..................................  0.9
 Rohm and Haas Co. .......................................................  0.7
 Eastman Chemical Co. ....................................................  0.5
 Engelhard Corp. .........................................................  0.4
 Syngenta A.G. ADR /(b)/ (Switzerland)....................................  0.4
 NOVA Chemicals Corp. /(b)/ (Canada)......................................  0.3
 Lubrizol Corp. ..........................................................  0.1
 Monsanto Co. ............................................................  0.1

                                                                       % of Fund

METALS AND MINING:                                                          1.9%
 Rio Tinto PLC ADR /(b)/ (United Kingdom).................................. 1.3
 Alcoa, Inc. .............................................................. 0.6

PAPER AND FOREST PRODUCTS:                                                  0.9%
 International Paper Co. .................................................. 0.6
 Boise Cascade Corp. ...................................................... 0.3

ENERGY:                                                                     7.3%
 ConocoPhillips............................................................ 1.4
 Occidental Petroleum Corp. ............................................... 1.4
 Unocal Corp. ............................................................. 1.3
 Amerada Hess Corp. ....................................................... 1.2
 ChevronTexaco Corp. ...................................................... 1.2
 Baker Hughes, Inc. ....................................................... 0.8

INDUSTRIALS:                                                                6.8%
CAPITAL GOODS:                                                              2.8%
 Genuine Parts Co. ........................................................ 1.1
 Fluor Corp. .............................................................. 0.6
 Caterpillar, Inc. ........................................................ 0.6
 Masco Corp. .............................................................. 0.5
 Unova, Inc. /(a,e)/ ...................................................... 0.0

TRANSPORTATION:                                                             2.8%
 FedEx Corp. .............................................................. 1.6
 Union Pacific Corp. ...................................................... 1.2
 Canadian Pacific Railway Co. /(b,e)/ (Canada)............................. 0.0

COMMERCIAL SERVICES & SUPPLIES:                                             1.2%
 R.R. Donnelley & Sons Co. ................................................ 0.7
 Pitney Bowes, Inc. ....................................................... 0.5

INFORMATION TECHNOLOGY:                                                     5.3%
TECHNOLOGY HARDWARE & EQUIPMENT:                                            4.4%
 Hewlett-Packard Co. ...................................................... 1.3
 Xerox Corp. /(a)/ ........................................................ 1.0
 Thermo Electron Corp. /(a)/ .............................................. 0.7
 NCR Corp. /(a)/ .......................................................... 0.6
 Corning, Inc. /(a)/ ...................................................... 0.4
 Storage Technology Corp. /(a)/ ........................................... 0.3
 Avaya, Inc. /(a)/ ........................................................ 0.1

SOFTWARE & SERVICES:                                                        0.9%
 Computer Sciences Corp. /(a)/ ............................................ 0.6
 Compuware Corp. /(a)/ .................................................... 0.3

HEALTH CARE:                                                                5.1%
PHARMACEUTICALS & BIOTECHNOLOGY:                                            3.2%
 Schering-Plough Corp. .................................................... 1.7
 Pharmacia Corp. .......................................................... 0.9
 Bristol-Myers Squibb Co. ................................................. 0.6

HEALTH CARE EQUIPMENT & SERVICES:                                           1.9%
 HCA-The Healthcare Company................................................ 0.5
 WellPoint Health Networks, Inc. /(a)/ .................................... 0.5
 Becton, Dickinson & Co. .................................................. 0.5
 Bausch & Lomb, Inc. ...................................................... 0.4

                                                   Dodge & Cox Balanced Fund / 4


Portfolio of Investments                                      September 30, 2002
--------------------------------------------------------------------------------
                                                                       % of Fund

COMMON STOCKS (continued)

TELECOMMUNICATION SERVICES:                                                 3.0%
 AT&T Corp. ..............................................................  2.8
 AT&T Wireless Services, Inc. ............................................  0.2

UTILITIES:                                                                  2.4%
 American Electric Power Co., Inc. .......................................  0.7
 TXU Corp. ...............................................................  0.7
 Ameren Corp. ............................................................  0.6
 Wisconsin Energy Corp. ..................................................  0.2
 Scottish Power PLC ADR /(b)/ (United Kingdom)............................  0.2

CONSUMER STAPLES:                                                           1.4%
FOOD, BEVERAGE AND TOBACCO:                                                 1.4%
 Archer Daniels Midland Co. ..............................................  0.8
 Unilever N.V. ADR /(b)/ (Netherlands)....................................  0.6

PREFERRED STOCKS:                                                           1.4%

CONSUMER DISCRETIONARY:                                                     1.4%
MEDIA:                                                                      1.4%
 News Corp. Ltd., Limited Voting Ordinary Shares ADR /(b)/ (Australia)....  1.4

FIXED-INCOME SECURITIES:                                                   32.5%

U.S. TREASURY AND GOVERNMENT AGENCY:                                        3.9%

FEDERAL AGENCY CMO AND REMIC /(c)/:                                         4.2%

FEDERAL AGENCY MORTGAGE PASS-THROUGH:                                       9.5%

ASSET-BACKED SECURITIES:                                                    0.3%
 Union Planters Mortgage Finance Corp. 7.70%, 12/25/2024..................  0.3

CORPORATE:                                                                 14.3%
INDUSTRIAL:                                                                 6.0%
 Xerox Corp., various securities..........................................  0.7
 May Department Stores Co., various securities............................  0.6
 Raytheon Co. 6.75%, 8/15/2007............................................  0.5
 Time Warner Entertainment 8.375%, 7/15/2033..............................  0.5
 Raychem Corp. 8.20%, 10/15/2008..........................................  0.4
 Lockheed Martin Corp. 7.65%, 5/1/2016....................................  0.4
 HCA-The Healthcare Company 8.75%, 9/1/2010...............................  0.4
 Dillard's, Inc., various securities......................................  0.4
 Eastman Chemical Co. 6.375%, 1/15/2004...................................  0.4
 Hewlett-Packard Co. 5.50%, 7/1/2007......................................  0.4
 Nordstrom, Inc. 8.95%, 10/15/2005........................................  0.3
 Health Net, Inc. 8.375%, 4/15/2011.......................................  0.3
 American Home Products Corp. 6.70%, 3/15/2011............................  0.2
 Walt Disney Co. 7.55%, 7/15/2093.........................................  0.2
 Deere & Co. 6.95%, 4/25/2014.............................................  0.2
 Union Camp Corp. 9.25%, 2/1/2011.........................................  0.1
 Dana Corp. 7.00%, 3/15/2028 /(e)/ .......................................  0.0


                                                                       % of Fund

FINANCE:                                                                    5.5%
 Ford Motor Credit Co. 7.25%, 10/25/2011..................................  0.7
 EOP Operating Limited Partnership /(f)/ 8.375%, 3/15/2006................  0.6
 GMAC 8.875%, 6/1/2010....................................................  0.5
 CIT Group, Inc., various securities......................................  0.5
 Safeco Corp. 7.25%, 9/1/2012.............................................  0.4
 John Deere Capital Corp. 7.00%, 3/15/2012................................  0.4
 CIGNA Corp., various securities..........................................  0.4
 UNUMProvident Corp. 7.625%, 3/1/2011.....................................  0.3
 St. Paul Companies, Inc. 8.125%, 4/15/2010...............................  0.3
 Bank of Tokyo-Mitsubishi Ltd. /(b)/ (Japan) 8.40%, 4/15/2010.............  0.3
 Republic New York Corp. 7.20%, 7/15/2097.................................  0.2
 Bank One Capital III /(d)/ 8.75%, 9/1/2030...............................  0.2
 BankAmerica Capital II /(d)/ 8.00%, 12/15/2026...........................  0.2
 Citicorp Capital Trust I /(d)/ 7.933%, 2/15/2027.........................  0.2
 Bank One Corp. 6.50%, 2/1/2006...........................................  0.2
 First Nationwide Bank 10.00%, 10/1/2006..................................  0.1

TRANSPORTATION:                                                             1.7%
 Union Pacific Corp. 6.33%, 1/2/2020......................................  0.7
 American Airlines Pass Through Trust, various securities.................  0.7
 Consolidated Rail Corp., various securities..............................  0.3

UTILITIES:                                                                  1.1%
 AT&T Corp., various securities...........................................  1.0
 PG&E National Energy Group, Inc. 10.375%, 5/16/2011......................  0.1

INTERNATIONAL AGENCY (U.S. DOLLAR-DENOMINATED):                             0.3%
 Inter-American Development Bank /(b)/ (International Agency) 7.125%,
  3/15/2023...............................................................  0.3

CASH EQUIVALENTS:                                                           4.6%

OTHER ASSETS LESS LIABILITIES:                                              0.1%

TOTAL NET ASSETS:                                                         100.0%

/(a)/  Non-income producing
/(b)/  Securities denominated in U.S. Dollars
/(c)/  CMO: Collateralized Mortgage Obligation
       REMIC: Real Estate Mortgage Investment Conduit
/(d)/  Cumulative Preferred Securities
/(e)/  Rounds to 0.0%
/(f)/ EOP Operating LP is the operating partnership of Equity Office Property Trust

The financial information has been taken from the records of the Fund and has not been audited by our independent accountants who do not express an opinion thereon. The financial statements of the Fund will be subject to audit by our independent accountants as of the close of the calendar year.

5 / Dodge & Cox Balanced Fund

                       THIS PAGE INTENTIONALLY LEFT BLANK

                                                   Dodge & Cox Balanced Fund / 6

Officers and Trustees
--------------------------------------------------------------------------------

Harry R. Hagey, Chairman & Trustee
Chairman & CEO, Dodge & Cox

John A. Gunn, President & Trustee
President, Dodge & Cox

A. Horton Shapiro, Executive Vice President & Trustee
Senior Vice President, Dodge & Cox

Dana M. Emery, Vice President & Trustee
Senior Vice President, Dodge & Cox

William F. Ausfahl, Trustee
Former CFO and member of Board of Directors, The Clorox Company

L. Dale Crandall, Trustee
Former President, Kaiser Foundation Health Plan and Hospitals

Max Gutierrez, Jr., Trustee
Partner, Brobeck, Phleger & Harrison, Attorneys

Thomas A. Larsen, Trustee
Director, Howard, Rice, Nemerovski, Canady, Falk & Rabkin

Will C. Wood, Trustee
Principal, Kentwood Associates, Financial Advisers

Katherine Herrick Drake, Vice President
Vice President, Dodge & Cox

Kenneth E. Olivier, Vice President
Executive Vice President, Dodge & Cox

John M. Loll, Treasurer & Asst. Secretary
Vice President & Treasurer, Dodge & Cox

Thomas M. Mistele, Secretary & Asst. Treasurer
Vice President, Secretary & General Counsel, Dodge & Cox

        D O D G E & C O X                      D O D G E & C O X
        -----------------                      -----------------
           Income Fund


       www.dodgeandcox.com                        Income Fund
 For Fund literature and account                Established 1989
  information, please visit the
         Funds' web site.

        or write or call:

        Dodge & Cox Funds
c/o Boston Financial Data Services
          P.O. Box 8422
      Boston, Massachusetts
            02266-8422
          (800) 621-3979

        Investment Manager
           Dodge & Cox
        One Sansome Street
            35th Floor
    San Francisco, California
            94104-4443
          (415) 981-1710


 This report is submitted for the
    general information of the
     shareholders of the Fund.
 The report is not authorized for
   distribution to  prospective
   investors in the Fund unless
  it is accompanied by a current
            prospectus.

      This report reflects our                 Third Quarter Report
    views, opinions and portfolio               September 30, 2002
 holdings as of September 30, 2002,
      the end of the reporting
      period. The information
     provided is not a complete
    analysis of every aspect of
   any industry, security or the                       2002
     Fund. The Fund's portfolio
  composition may change depending
 on market and economic conditions.
 Although historical performance is
   no guarantee of future results,
    these insights may help you                   --------------
     understand our investment                    --------------
       management philosophy.                     --------------

9/02 IF QR Printed on recycled paper

To Our Shareholders
-----------------------------------------------------------------------

The Dodge & Cox Income Fund produced a total return of 3.8% for the quarter ended September 30, 2002, compared to a total return of 4.6% for the Lehman Brothers Aggregate Bond Index (LBAG), a broad-based index composed of investment-grade bonds. Year-to-date through September 30, the Fund had a total return of 8.1%, compared to the total return of 8.6% for the LBAG. The Fund ended the quarter with total net assets of $2.9 billion and a cash position of 2.8%.

Interest Rates Fall on Market Uncertainty
U.S. Treasury rates fell across all maturities as generally lackluster economic data, coupled with a 17.3% decline in the equity market as measured by the S&P 500, raised the specter of continued below-trend GDP growth. Yields on intermediate-maturity U.S. Treasuries registered the largest changes; benchmark two-year and ten-year U.S. Treasury note yields fell 111 and 120 basis points, respectively, and ended the quarter at 1.69% and 3.60% (one basis point is equal to 1/100 of 1%). The yield on the benchmark 30-year U.S. Treasury bond fell 84 basis points to end the quarter at 4.67%.

Prolonged equity market weakness, corporate accounting irregularities and management improprieties, and the potential for military action against Iraq fed investor uncertainty. With this as a backdrop, the relative performance of the corporate bond sector suffered as corporate securities failed to keep pace with the gains in Treasury securities, which are perceived as being a "safe haven." The mortgage-backed sector, plagued by record levels of refinancing from the lowest mortgage rates in a generation, moderately underperformed short-maturity U.S. Treasuries.

Fund Performance Review
The decline in interest rates caused the prices of most fixed-income securities to rise, fueling returns for the quarter. The Fund's returns lagged those of the LBAG, largely because of an overweight position in corporate securities (36.2% at the beginning of the quarter vs. 22.5% for the LBAG). Yield premiums on corporate bonds widened relative to U.S. Treasuries; thus, corporate bond prices--on average--rose less. The weak relative performance of corporates was particularly pronounced among those rated BBB, and the Fund's most significant overweight position is within this rating category.

The Fund's relative performance was also constrained by a slightly lower duration* than the LBAG, given the size of the third quarter's interest rate decline. The Fund's overweight position in 10-year U.S. Treasury Inflation Protected Securities (TIPS) offset some of the underperformance from other areas. TIPS returned about 8.9% for the quarter as real yields for these securities fell substantially. The Fund held a 3.8% TIPS position at quarter end. TIPS are not included in the LBAG.

Challenging Times in non-Treasury Sectors
Credit concerns continue to put pressure on corporate bonds. Yields (and consequently prices) have been extremely volatile as investors, still nervous after highly publicized corporate failures, reports of accounting irregularities (plus outright fraud), and mixed signals from economic data, reacted strongly to the slightest negative news. This general skepticism toward the corporate sector, combined with a raft of downgrades from the Ratings Agencies and severe distress in several industries (telecom, media, autos, and merchant energy), has contributed to near-record yield premiums for the corporate sector as a whole.

Mortgage-backed securities (MBS) have also been under pressure. As interest rates fell this year, the duration of the Lehman MBS Index shortened considerably (from 3.1 to 0.91 years), an indication that investors expected more homeowners to pay off their mortgages early via refinancing. Changing prepayment expectations are reflected in the way the prices of mortgage-backed securities behave--usually to investors' detriment. In the case of falling interest rates, the mortgage cash flows that investors purchase are adjusted to show that they are closer to occurring (hence the shorter duration), so the ability of an MBS price to rise significantly above $100 for every $100 of principal is usually limited. Mortgages, as a result, generated lower price returns compared to non-callable alternatives.

Challenging times such as these underscore the importance of research--the foundation on which our approach to investing is based. To build the potential for attractive long-term total returns, we focus on individual security selection based on fundamental research. For corporate issuers, this involves meeting with company management, suppliers and competitors, and conducting our own independent financial analysis. On the mortgage side, it means seeking collateral types and structural features that lend themselves to more stable cash flows and less volatile durations. Below, we discuss a recent corporate purchase. (Please note that we discuss these securities to illustrate our approach to corporate securities, not because we believe they are more attractive than other investments of the Fund.)

In several trades throughout the quarter, we purchased $40,000,000 par value, a 1.4% position size of CIT Group notes due in 2006 and 2007. We purchased these A2/A-rated notes at

1 / Dodge & Cox Income Fund

--------------------------------------------------------------------------------

yield premiums ranging from 254 to 360 basis points above the 5-year U.S. Treasury. CIT Group is the largest independent commercial finance company in the U.S. with $48 billion in assets. The company has significant market share in equipment financing, Small Business Administration (SBA) lending, vendor financing and factoring, with approximately 85% of its financing portfolio in North America. Tyco International sold its 100% stake in CIT in an initial public offering in July.

The current wide yield premiums on CIT notes were precipitated by a combination of factors, including weakness in the telecommunications and airline sectors (about 10% of CIT's financing portfolio), funding uncertainties, and negative news on Tyco. We believe negative investor reaction was overdone. Our research indicates that credit risk management practices at CIT are conservative, reserving is appropriate, and potential credit losses are manageable. In addition, funding options have grown through improved access to capital markets. Yielding nearly 3% above comparable U.S. Treasuries, we believe these securities are attractive long-term additions to the Fund.

In Closing
We will continue to seek attractive investment opportunities in the wake of market reaction that we believe has frequently been indiscriminate. Fundamental research will remain the tool that guides individual security selection for the Fund in our efforts to build a high-yielding, diversified portfolio with durable cash flows and the potential to provide attractive long-term total returns.

As always, we appreciate the confidence you have placed in us as shareholder of the Income Fund and welcome your questions and comments.

For the Board of Trustees,


/s/ Harry R. Hagey                   /s/ A. Horton Shapiro
------------------------             -------------------------------------------
Harry R. Hagey, Chairman             A. Horton Shapiro, Executive Vice President


October 31, 2002
--------------------------------------------------------------------------------
* Duration is a measure of price sensitivity to changes in interest rates.

Ten Years of Investment Performance
--------------------------------------------------------------------------------
through September 30, 2002 (in thousands)

                       [PERFORMANCE GRAPH APPEARS HERE]


                                   10 years     10 years
                                  Income Fund     LBAG
                       Sep-92       10,000       10,000
                       Sep-93       11,189       11,040
                       Sep-94       10,705       10,611
                       Sep-95       12,606       12,299
                       Sep-96       13,051       12,733
                       Sep-97       14,371       13,976
                       Sep-98       15,874       15,583
                       Sep-99       15,875       15,524
                       Sep-00       16,889       16,607
                       Sep-01       19,294       18,759
                       Sep-02       20,984       20,374

- Dodge & Cox Income Fund  $20,984
- LBAG  $20,374

Average annual total return for periods ended September 30, 2002

                             1 Year       5 Years      10 Years
------------------------------------------------------------------
Dodge & Cox Income Fund       8.76%        7.85%        7.69%
Lehman Brothers Aggregate
 Bond Index (LBAG)            8.60         7.83         7.37
------------------------------------------------------------------

The Fund's total returns include the reinvestment of dividend and capital gain distributions, but have not been adjusted for any income taxes payable by shareholders on these distributions. The Lehman Brothers Aggregate Bond Index is an unmanaged index of investment-grade fixed-income securities. Index re-turns include dividends and/or interest income and, unlike Fund returns, do not reflect fees or expenses. Past performance does not guarantee future results. Investment return and share price will fluctuate with market conditions, and investors may have a gain or loss when shares are sold.

Lehman Brothers(R) is a trademark of Lehman Brothers, Inc.


                                                     Dodge & Cox Income Fund / 2

Fund Information                                             September 30, 2002
-------------------------------------------------------------------------------

General Information
-------------------------------------------------------------------------------
Net Asset Value Per Share                                                $12.67
Total Net Assets (millions)                                              $2,946
30-Day SEC Yield/1/                                                       4.95%
2001 Expense Ratio                                                        0.45%
2001 Portfolio Turnover                                                     40%
Fund Inception Date                                                        1989

Investment Manager: Dodge & Cox, San Francisco. Managed by the Fixed-Income Strategy Committee, whose eleven members' average tenure is 13 years, and by the Investment Policy Committee, whose ten members' average tenure at Dodge & Cox is 21 years.

Portfolio Characteristics                                         Fund     LBAG
-------------------------------------------------------------------------------
Number of Fixed-Income Securities                                  174    6,929
Average Quality                                                     AA      AA+
Average Maturity (years)                                           7.3      6.8
Effective Duration (years)                                         3.8      3.8

Credit Quality Ratings                                            Fund     LBAG
-------------------------------------------------------------------------------
U.S. Government & Government Agencies                             60.3%    70.0%
Aaa/AAA                                                            1.3      6.5
Aa/AA                                                              0.0      5.0
A/A                                                                9.7      9.6
Baa/BBB                                                           20.8      8.9
Ba/BB                                                              2.8      0.0
B/B                                                                2.3      0.0
Cash Equivalents                                                   2.8      0.0

Asset Allocation
-------------------------------------------------------------------------------
                           [PIE CHART APPEARS HERE]
Fixed-Income Securities:                                                  97.2%
Cash Equivalents:                                                          2.8%

Sector Breakdown                                                  Fund     LBAG
-------------------------------------------------------------------------------
U.S. Treasury and Government Agency                               17.7%    34.6%
Federal Agency CMO and REMIC/2/                                   16.6      0.0
Federal Agency Mortgage Pass-Through                              26.0     35.4
Asset-Backed                                                       1.3      3.9
Corporate                                                         35.6     22.1
Non-Corporate                                                      0.0      4.0
Cash Equivalents                                                   2.8      0.0

Maturity Breakdown                                                Fund     LBAG
-------------------------------------------------------------------------------
0-1 Years to Maturity                                              8.8%     0.0%
1-5                                                               48.1     62.2
5-10                                                              31.2     22.6
10-15                                                              2.1      3.1
15-20                                                              1.8      3.9
20-25                                                              3.2      3.4
25 and Over                                                        4.8      4.8

/1/ SEC Yield is an annualization of the Fund's total net investment income per share for the 30-day period ended on the last day of the month.
/2/ Collateralized Mortgage Obligation and Real Estate Mortgage Investment
    Conduit.

3 / Dodge & Cox Income Fund

Portfolio of Investments                                    September 30, 2002
------------------------------------------------------------------------------
                                                                     % of Fund
FIXED-INCOME SECURITIES:                                                  97.2%

U.S. TREASURY AND GOVERNMENT AGENCY:                                      17.7%

FEDERAL AGENCY CMO AND REMIC /(a)/:                                       16.6%

FEDERAL AGENCY MORTGAGE PASS-THROUGH:                                     26.0%

ASSET-BACKED SECURITIES:                                                   1.3%
 CA Infrastructure and Econ. Dev. Bank Special Purpose Trust
  PGE-1 Rate Reduction Ctf. 1997-1 A-7 6.42%, 9/25/2008.............       0.6
 CA Infrastructure and Econ. Dev. Bank Special Purpose Trust
  SCE-1 Rate Reduction Ctf. 1997-1 A-6 6.38%, 9/25/2008.............       0.5
 ComEd Transitional Funding Trust Notes Series 1998-1 Class A-4
  5.39%, 6/25/2005..................................................       0.2

CORPORATE:                                                                35.6%
FINANCE:                                                                  14.4%
 Ford Motor Credit Co. 7.25%, 10/25/2011............................       2.0
 GMAC, various securities...........................................       1.8
 Safeco Corp., various securities...................................       1.6
 EOP Operating Limited Partnership /(c)/, various securities........       1.5
 CIT Group, Inc., various securities................................       1.4
 UNUMProvident Corp. 7.625%, 3/1/2011...............................       1.0
 John Deere Capital Corp. 7.00%, 3/15/2012..........................       0.8
 Bank of Tokyo-Mitsubishi Ltd. (b) (Japan) 8.40%, 4/15/2010.........       0.7
 CIGNA Corp., various securities....................................       0.6
 Bank One Capital III (d) 8.75%, 9/1/2030...........................       0.5
 St. Paul Companies, Inc. 7.875%, 4/15/2005.........................       0.5
 Bank One Corp. 7.625%, 8/1/2005....................................       0.5
 Hartford Financial Services Group 6.375%, 11/1/2002................       0.4
 Republic New York Corp. 7.20%, 7/15/2097...........................       0.3
 BankAmerica Capital II /(d)/ 8.00%, 12/15/2026.....................       0.2
 Citicorp Capital Trust I /(d)/ 7.933%, 2/15/2027...................       0.2
 First Nationwide Bank 10.00%, 10/1/2006............................       0.2
 Citicorp Capital Trust II 8.015%, 2/15/2027........................       0.2

INDUSTRIAL:                                                               13.8%
 Xerox Corp., various securities /(e)/..............................       2.3
 Hewlett-Packard Co. 5.50%, 7/1/2007................................       1.2
 Time Warner Entertainment, various securities......................       1.1
 Lockheed Martin Corp., various securities..........................       1.1
 May Department Stores Co., various securities......................       1.0
 Raytheon Co., various securities...................................       1.0
 Eastman Chemical Co., various securities...........................       0.9
 HCA-The Healthcare Company, various securities.....................       0.9
 Raychem Corp. 8.20%, 10/15/2008....................................       0.7
 Health Net, Inc. 8.375%, 4/15/2011.................................       0.6
 Dillard's, Inc., various securities................................       0.6
 Nordstrom, Inc. 8.95%, 10/15/2005..................................       0.6
 Walt Disney Co. 7.55%, 7/15/2093...................................       0.5
 American Home Products Corp. 6.70%, 3/15/2011......................       0.5
 Deere & Co. 6.95%, 4/25/2014.......................................       0.4
 Dana Corp. 7.00%, 3/1/2029.........................................       0.4

                                                                     % of Fund
TRANSPORTATION:                                                            4.6%
 American Airlines Pass Through Trust, various securities...........       1.8
 Consolidated Rail Corp. 9.75%, 6/15/2020...........................       1.0
 Union Pacific Corp., various securities............................       0.9
 Burlington Northern Santa Fe Railway 7.57%, 1/2/2021...............       0.6
 Canadian Pacific Ltd. /(b)/ (Canada) 9.45%, 8/1/2021...............       0.3

UTILITIES:                                                                 2.8%
 AT&T Corp., various securities.....................................       2.6
 PG&E National Energy Group, Inc. 10.375%, 5/16/2011................       0.2

CASH EQUIVALENTS:                                                          3.5%

OTHER ASSETS LESS LIABILITIES:                                            (0.7)%

TOTAL NET ASSETS:                                                        100.0%

/(a)/  CMO: Collateralized Mortgage Obligation
       REMIC: Real Estate Mortgage Investment Conduit
/(b)/  Securities denominated in U.S. Dollars
/(c)/ EOP Operating LP is the operating partnership of Equity Office Property Trust
/(d)/  Cumulative Preferred Securities
/(e)/ One of the Xerox securities is exempt from registration under Rule 144A of the Securities Act of 1933. The securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The financial information has been taken from the records of the Fund and has not been audited by our independent accountants who do not express an opinion thereon. The financial statements of the Fund will be subject to audit by our independent accountants as of the close of the calendar year.

                                                     Dodge & Cox Income Fund / 4

                       THIS PAGE INTENTIONALLY LEFT BLANK

5 / Dodge & Cox Income Fund

                       THIS PAGE INTENTIONALLY LEFT BLANK

                                                     Dodge & Cox Income Fund / 6

Officers and Trustees
--------------------------------------------------------------------------------

Harry R. Hagey, Chairman & Trustee
Chairman & CEO, Dodge & Cox

John A. Gunn, President & Trustee
President, Dodge & Cox

A. Horton Shapiro, Executive Vice President & Trustee
Senior Vice President, Dodge & Cox

Dana M. Emery, Vice President & Trustee
Senior Vice President, Dodge & Cox

William F. Ausfahl, Trustee
Former CFO and member of Board of Directors, The Clorox Company

L. Dale Crandall, Trustee
Former President, Kaiser Foundation Health Plan and Hospitals

Max Gutierrez, Jr., Trustee
Partner, Brobeck, Phleger & Harrison, Attorneys

Thomas A. Larsen, Trustee
Director, Howard, Rice, Nemerovski, Canady, Falk & Rabkin

Will C. Wood, Trustee
Principal, Kentwood Associates, Financial Advisers

Katherine Herrick Drake, Vice President
Vice President, Dodge & Cox

Kenneth E. Olivier, Vice President
Executive Vice President, Dodge & Cox

John M. Loll, Treasurer & Asst. Secretary
Vice President & Treasurer, Dodge & Cox

Thomas M. Mistele, Secretary & Asst. Treasurer
Vice President, Secretary & General Counsel, Dodge & Cox

                D O D G E & C O X                     D O D G E & C O X
                -----------------                     -----------------
             International Stock Fund
                                                       International
                                                         Stock Fund
                                                      Established 2001

               www.dodgeandcox.com
         For Fund literature and account
          information, please visit the
                 Funds' web site.

                or write or call:

                Dodge & Cox Funds
        c/o Boston Financial Data Services
                  P.O. Box 8422
              Boston, Massachusetts
                    02266-8422
                  (800) 621-3979

                Investment Manager
                   Dodge & Cox
                One Sansome Street
                    35th Floor
            San Francisco, California
                    94104-4443
                  (415) 981-1710

    This report is submitted for the general information of the shareholders of the Fund.
The report is not authorized for distribution to prospective investors in the Fund unless it is accompanied by a current prospectus.

        This report reflects our views,
         opinions and portfolio holdings
       as of September 30, 2002, the end of
      the reporting period. The information
  provided is not a complete analysis of every
  aspect of any industry, security or the Fund.       Third Quarter Report
   The Fund's portfolio composition may change         September 30, 2002
  depending on market and economic conditions.
       Although historical performance is                    2002
      no guarantee of future results, these
        insights may help you understand               ------------------
            our investment management                  ------------------
                   philosophy.                         ------------------

9/02 ISF QR Printed on recycled paper

To Our Shareholders
--------------------------------------------------------------------------------

The Dodge & Cox International Stock Fund had a total return of -22.8%* for the third quarter of 2002, compared to a total return of -19.7% for the Morgan Stanley Capital International Europe, Australasia, Far East Index (MSCI EAFE) benchmark. For the first nine months of 2002, the Fund had a total return of -21.0%*, which matched that of the MSCI EAFE. The Fund had total assets of approximately $93 million at quarter-end and a cash position of 6%.

Investment Strategy and Recent Results
The recent performance of the International Stock Fund is disappointing. Markets were down across the world, with all sectors declining during the quarter. The Fund's underperformance relative to the benchmark stems generally from the Fund's holdings in Latin America, and weakness among a handful of selected holdings in other regions. In spite of the weak market, we remain optimistic about the long-term prospects for each of the Fund's individual holdings in light of what we view as low valuations relative to our expectations for future earnings and cash flow. Below we discuss some of the factors that have depressed the returns for the portfolio in the short term and our rationale for owning those companies.

The Fund's five holdings in Latin America totaled 6% of the portfolio at quarter end and collectively declined 52% during the quarter and 70% year-to-date. Investors are increasingly nervous about the outlook for Brazil's economy in light of the election of leftist President, Luiz Inacio "Lula" da Silva. We believe that the Fund's holdings in this area are priced at distressed levels, with valuations below those seen in the Russian debt crisis in 1998. Each of the Fund's investments in Latin America is, in our opinion, a durable business franchise with a management team running the company for the benefit of the long-term shareholder.

The Brazilian market is down because of uncertainty about its economy and whether the new government might default on the country's $260 billion in net public debt. These fears have pushed bond spreads to historically high levels and imply Brazil is a worse credit risk than Nigeria--a country that is currently in selective default. As with any change in government, there is increased uncertainty. However, Lula has pledged to honor contracts, run a primary budget surplus in keeping with their International Monetary Fund agreement and support sound monetary policy. We also believe that Brazil is financially stronger today than in recent decades. The country has adequate reserves to meet current debt amortizations, a trade surplus supported by the cheapened currency, and positive, though anemic, economic growth of 1 to 2% per year despite high real interest rates.

Outside Latin America a handful of the Fund's holdings saw steep share price declines during the quarter and year-to-date because of a weaker outlook for earnings. An example is the Fund's investment in Alstom, a French industrial conglomerate. Alstom manufactures power generation, transmission and distribution equipment, high-speed rail systems, and ships. Alstom's share price has declined 73% since the beginning of the year and 64% during the quarter due to concerns about the company's high financial leverage and weak cash flow. The company made senior management changes last March and put forth an ambitious plan to raise equity and sell assets to improve its capital structure. In our judgment, the current valuation (trading at roughly 20% of sales and four times pretax operating cash flow) reflects investor fear that the company will not meet its targets. The Fund continues to hold Alstom because we believe that the company has adequate liquidity to meet its current obligations and that management is taking the right steps to improve cash flow and profitability.

On the positive side, the Fund's investments in Japan helped the Fund's performance relative to the MSCI EAFE. Japan's equity market was down "only" 12% during the quarter and the Fund's 12 investments there (totaling 21% of the portfolio) outperformed the Japanese market as a whole. Individual standouts include: Fast Retailing, a specialty retailer, and Mitsubishi Tokyo Financial Group, one of Japan's leading banks.

The current outlook seems darker in the face of a bear market: political and economic uncertainty provides a stark contrast to the late-90s when investors were only concerned about "missing out" on the rising market. Today, while the uncertainties appear greater, stocks are at much lower valuations. Many profitable, well capitalized companies are being priced as though they are in distress, and perceived "safe" securities, such as U.S. Treasury securities, are being priced dearly. It is our view that much of the political and economic concern appears to be well discounted in the current equity valuation levels. We acknowledge the short-term challenges, but remain focused on the longer-term opportunities.

Persistence
The recent investment environment has been difficult. We think it is as important as ever to have an investment compass that keeps

1 / Dodge & Cox International Stock Fund

--------------------------------------------------------------------------------

us focused on the longer term. Often, high levels of uncertainty and short-term concerns reduce valuations to a level that offers long-term investment opportunity. As a company's share price changes significantly--up or down--we revisit our investment thesis with a formal review of the company and a discussion about the appropriate size of the Fund's holding at the new valuation. We believe that our investment process--research-intensive reviews of individual companies with decision-making by an experienced investment team--gives us the discipline to be persistent--but not stubborn--investors. That said, we also recognize the potential for error and will accordingly adhere to building a diversified portfolio of companies.

As always, we appreciate the confidence you have placed in us as a shareholder of the International Stock Fund, and welcome your questions and comments.

For the Board of Trustees,


/s/ Harry R. Hagey                   /s/ John A. Gunn
-------------------------            ------------------------
Harry R. Hagey, Chairman             John A. Gunn, President

October 31, 2002

Investment Performance
--------------------------------------------------------------------------------

Total return for periods ended September 30, 2002
                                                                         Since
                                                                       Inception
                                                          1 Year        (5/1/01)
--------------------------------------------------------------------------------
Dodge & Cox International Stock Fund*                     -10.01         -19.62
MSCI EAFE                                                 -15.53         -24.45
--------------------------------------------------------------------------------

* Expense reimbursements have been in effect for the International Stock Fund since its inception. Without the expense reimbursements, returns for the Fund would have been lower.

  The Morgan Stanley Capital International Europe, Australasia, Far East Index (MSCI EAFE) is a widely recognized benchmark of the world's stock markets, excluding the United States. The Fund's total returns include the reinvestment of dividend and capital gain distributions, but have not been adjusted for any income taxes payable on these distributions. Index returns include dividends and, unlike Fund returns, do not reflect fees or expenses. Past performance does not guarantee future results. Investment return and share price will fluctuate with market conditions, and investors may have a gain or loss when shares are sold.

Morgan Stanley(R), Morgan Stanley Capital International, and EAFE(R) are trademarks of Morgan Stanley Dean Witter & Co.

--------------------------------------------------------------------------------

                  Risks of International Investing: Foreign
                investing, especially in developing countries,
                 has special risks such as currency and market
               volatility and political and social instability.
                    These and other risk considerations are
                      discussed in the Fund's prospectus.

--------------------------------------------------------------------------------

                                        Dodge & Cox International Stock Fund / 2

Fund Information                                              September 30, 2002
--------------------------------------------------------------------------------

General Information
--------------------------------------------------------------------------------
Net Asset Value Per Share                                                 $14.55
Total Net Assets (millions)                                                  $93
30-Day SEC Yield/1/                                                        1.94%
Expense Ratio/2/                                                           0.90%
Turnover Ratio (May 1, 2001-December 31, 2001)                               23%
Fund Inception Date                                                  May 1, 2001

Investment Manager: Dodge & Cox, San Francisco. Managed by the International Investment Policy Committee, whose six members' average tenure at Dodge & Cox is 15 years.

                                                                            MSCI
Stock Characteristics                                              Fund     EAFE
--------------------------------------------------------------------------------
Number of Stocks                                                     54    1,021
Median Market Capitalization (billions)                              $6       $2
Weighted Average Market Cap. (billions)                             $14      $35
Price-to-Earnings Ratio/3/                                          11x      17x
Price-to-Book Value                                                1.0x     1.8x

Ten Largest Holdings
--------------------------------------------------------------------------------
Akzo Nobel N.V. (Netherlands)                                               3.7%
News Corp. Ltd. Pref. Ord. (Australia)                                      3.4
Fiat SPA ADR (Italy)                                                        3.3
Banco Santander Central Hispano (Spain)                                     3.0
Fast Retailing (Japan)                                                      3.0
Matsushita Electric Industrial ADR (Japan)                                  2.8
Six Continents PLC (UK)                                                     2.5
Sulzer A.G. (Switzerland)                                                   2.5
Sony Corp. ADR (Japan)                                                      2.4
Norsk Hydro A.S. ADR (Norway)                                               2.3

Asset Allocation
--------------------------------------------------------------------------------
                           [PIE CHART APPEARS HERE]
Stocks:                                                                    94.3%
Cash Equivalents:                                                           5.7%

                                                                            MSCI
Region Diversification                                             Fund     EAFE
--------------------------------------------------------------------------------
Europe (excluding United Kingdom)                                  42.1%   41.3%
Japan                                                              20.6    23.9
United Kingdom                                                     13.1    27.3
Pacific (excluding Japan)                                           9.8     7.5
Latin America                                                       5.7     0.0
Canada                                                              3.0     0.0

                                                                            MSCI
Sector Diversification                                             Fund     EAFE
--------------------------------------------------------------------------------
Consumer Discretionary                                             26.2%   13.6%
Materials                                                          18.1     6.4
Financials                                                         15.0    23.4
Industrials                                                        13.3     9.0
Energy                                                              8.8     9.6
Consumer Staples                                                    3.7    10.1
Utilities                                                           3.4     5.1
Telecommunication Services                                          2.5     6.3
Information Technology                                              2.3     5.8
Health Care                                                         1.0    10.7

/1/ SEC Yield is an annualization of the Fund's total net investment income per share for the 30-day period ended on the last day of the month.
/2/ For the fiscal years ending December 31, 2002 and 2003, Dodge & Cox has contractually agreed to reimburse the Fund for all ordinary expenses to the extent necessary to maintain total Fund operating expenses at 0.90%. The agreement is renewable annually thereafter and is subject to 30 days prior written notice for termination by either party. Without reimbursement, the annualized expense ratio for the period May 1, 2001, through December 31, 2001, would have been 2.47%.
/3/ Price-to-earnings ratio is calculated using fiscal year-end earnings and excludes extraordinary items.

3 / Dodge & Cox International Stock Fund

Portfolio of Investments                                      September 30, 2002
--------------------------------------------------------------------------------
                                                                       % of Fund
COMMON STOCKS:                                                             85.8%

CONSUMER DISCRETIONARY:                                                    22.8%
CONSUMER DURABLES & APPAREL:                                                9.4%
 Matsushita Electric Industrial Co., Ltd. ADR /(b)/ (Japan)...............  2.8
 Sony Corp. ADR /(b)/ (Japan).............................................  2.4
 Makita Corp. (Japan).....................................................  2.0
 Electrolux A.B. (Sweden).................................................  2.0
 Fuji Photo Film Co., Ltd. (Japan)........................................  0.2

AUTOMOBILES & COMPONENTS:                                                   6.1%
 Fiat SPA ADR /(b)/ (Italy)...............................................  3.3
 Suzuki Motor Corp. (Japan)...............................................  1.5
 Honda Motor Co. Ltd. ADR /(b)/ (Japan)...................................  1.3

HOTELS, RESTAURANTS & LEISURE:                                              4.3%
 Six Continents PLC (United Kingdom)......................................  2.5
 H.I.S. Co., Ltd. (Japan).................................................  1.8

RETAILING:                                                                  3.0%
 Fast Retailing Co., Ltd. (Japan).........................................  3.0

MATERIALS:                                                                 18.1%
CHEMICALS:                                                                 14.3%
 Akzo Nobel N.V. (Netherlands)............................................  3.7
 Kemira OYJ (Finland).....................................................  2.3
 Syngenta A.G. ADR /(b)/ (Switzerland)....................................  2.0
 BASF A.G. (Germany)......................................................  1.9
 Imperial Chemical Industries PLC (United Kingdom)........................  1.8
 NOVA Chemicals Corp. (Canada)............................................  1.6
 Givaudan (Switzerland)...................................................  1.0

METALS AND MINING:                                                          3.8%
 BHP Billiton Ltd. (Australia)............................................  2.0
 Rio Tinto PLC (United Kingdom)...........................................  1.8

FINANCIALS:                                                                13.3%
BANKS:                                                                     11.2%
 Banco Santander Central Hispano (Spain)..................................  3.0
 Mitsubishi Tokyo Financial Group, Inc. ADR /(b)/ (Japan).................  2.3
 DBS Group Holdings Ltd. (Singapore)......................................  2.1
 Danske Bank (Denmark)....................................................  1.4
 Standard Chartered PLC (United Kingdom)..................................  1.0
 Kookmin Bank ADR /(b)/ (South Korea).....................................  0.8
 Banco Latinoamericano de Exportaciones ADR /(a,b)/ (Panama)..............  0.6

DIVERSIFIED FINANCIALS:                                                     2.1%
 Euler & Hermes (France)..................................................  2.1

INDUSTRIALS:                                                               13.3%
CAPITAL GOODS:                                                             12.5%
 Sulzer A.G. /(a)/ (Switzerland)..........................................  2.5
 Kidde PLC (United Kingdom)...............................................  2.3
 CNH Global N.V. /(b)/ (Netherlands)......................................  2.3
 Rolls-Royce PLC (United Kingdom).........................................  1.9
 Hagemeyer N.V. (Netherlands).............................................  1.8
 Alstom /(a)/ (France)....................................................  1.4
 Komatsu Ltd. (Japan).....................................................  0.3

TRANSPORTATION:                                                             0.8%
 Stolt-Nielsen S.A. (Norway)..............................................  0.8

                                                                       % of Fund
ENERGY:                                                                     7.3%
 Norsk Hydro A.S. ADR /(b)/ (Norway).....................................   2.3
 TotalFinaElf (France)...................................................   1.4
 Petro-Canada /(b)/ (Canada).............................................   1.4
 Compagnie Generale de Geophysique /(a)/ (France)........................   1.3
 Stolt Offshore S.A. ADR /(a,b)/ (Norway)................................   0.9

CONSUMER STAPLES:                                                           3.7%
FOOD, BEVERAGE AND TOBACCO:                                                 3.7%
 Unilever N.V. ADR /(b)/ (Netherlands)...................................   1.4
 Kikkoman Corp. (Japan)..................................................   1.3
 Goodman Fielder Ltd. (Australia)........................................   1.0

INFORMATION TECHNOLOGY:                                                     2.3%
TECHNOLOGY HARDWARE & EQUIPMENT:                                            2.3%
 Oce N.V. (Netherlands)..................................................   2.3

TELECOMMUNICATION SERVICES:                                                 2.2%
 Nippon Telegraph & Telephone Corp. (Japan)..............................   1.7
 KT Corp. ADR /(b)/ (Korea)..............................................   0.5

UTILITIES:                                                                  1.8%
 Scottish Power PLC ADR /(b)/ (United Kingdom)...........................   1.8

HEALTH CARE:                                                                1.0%
PHARMACEUTICALS & BIOTECHNOLOGY:                                            1.0%
 Novartis A.G. ADR /(b)/ (Switzerland)...................................   1.0

PREFERRED STOCKS:                                                           8.5%

CONSUMER DISCRETIONARY:                                                     3.4%
MEDIA:                                                                      3.4%
 News Corp. Ltd. Preferred Ordinary (Australia)..........................   3.4

FINANCIALS:                                                                 1.7%
BANKS:                                                                      1.7%
 Uniao de Bancos Brasileiros Sponsored GDR /(b)/ (Brazil)................   1.7

UTILITIES:                                                                  1.6%
 Ultrapar Participacoes S.A. ADR /(b)/ (Brazil)..........................   1.6

ENERGY:                                                                     1.5%
 Petroleo Brasileiro S.A. ADR /(b)/ (Brazil).............................   1.5

TELECOMMUNICATION SERVICES:                                                 0.3%
 Embratel Participacoes ADR /(a,b)/ (Brazil).............................   0.3

CASH EQUIVALENTS:                                                           5.2%

OTHER ASSETS LESS LIABILITIES:                                              0.5%

TOTAL NET ASSETS:                                                         100.0%

/(a)/   Non-income producing
/(b)/   Securities denominated in U.S. Dollars

The financial information has been taken from the records of the Fund and has not been audited by our independent accountants who do not express an opinion thereon. The financial statements of the Fund will be subject to audit by our inde-pendent accountants as of the close of the calendar year.

                                        Dodge & Cox International Stock Fund / 4

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5 / Dodge & Cox International Stock Fund

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                                        Dodge & Cox International Stock Fund / 6

Officers and Trustees
--------------------------------------------------------------------------------

Harry R. Hagey, Chairman & Trustee
Chairman & CEO, Dodge & Cox

John A. Gunn, President & Trustee
President, Dodge & Cox

A. Horton Shapiro, Executive Vice President & Trustee
Senior Vice President, Dodge & Cox

Dana M. Emery, Vice President & Trustee
Senior Vice President, Dodge & Cox

William F. Ausfahl, Trustee
Former CFO and member of Board of Directors, The Clorox Company

L. Dale Crandall, Trustee
Former President, Kaiser Foundation Health Plan and Hospitals

Max Gutierrez, Jr., Trustee
Partner, Brobeck, Phleger & Harrison, Attorneys

Thomas A. Larsen, Trustee
Director, Howard, Rice, Nemerovski, Canady, Falk & Rabkin

Will C. Wood, Trustee
Principal, Kentwood Associates, Financial Advisers

Katherine Herrick Drake, Vice President
Vice President, Dodge & Cox

Kenneth E. Olivier, Vice President
Executive Vice President, Dodge & Cox

John M. Loll, Treasurer & Asst. Secretary
Vice President & Treasurer, Dodge & Cox

Thomas M. Mistele, Secretary & Asst. Treasurer
Vice President, Secretary & General Counsel, Dodge & Cox